AMENDMENT,  effective as of May 21, 1998 to the custody  agreements dated as set forth on the attached  Appendix A each as amended on May 10, 1996,  July 5, 1996 or December 9, 1997, as the case may be (each an "Agreement"), between the Funds listed  on the  attached  Appendix  A (each a  "Fund"),  each  Fund  having  its principal place of business at 500 E. Broward Blvd., Ft.  Lauderdale,  FL 33394,
and The Chase Manhattan Bank, ("Chase"),  having its principal place of business at 1 Chase Manhattan Plaza, New York, N.Y. 10081.

     It is hereby agreed as follows:

     Section 1. Unless otherwise  provided  herein,  all terms and conditions of the  Agreement  are  expressly  incorporated  herein by reference  and except as modified hereby,  the Agreement is confirmed in all respects.  Capitalized terms used herein without  definition shall have the meanings  ascribed to them in the
Agreement.

     Section 2. Section 3 of the Agreement is amended as follows:

          The definition of "Russian  Security" as set forth in Section 3 (h) of the Agreement shall be amended and restated as follows:

          "(h)  "Russian  Security"  shall mean a  Security  issued by a Russian issuer;  provided,  however,  that such  term  shall  not  include  Russian government GKOs, OFZs and Ministry of Finance Bonds."

     Section 3. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original,  and all of which  together shall be deemed to be a single document.

     IN WITNESS WHEREOF,  the parties have executed this Amendment  effective as of the date first above written.

On Behalf of each Fund Listed on the              The Chase Manhattan Bank
Attached Appendix A

By:  /s/ John R. Kay                               By:  /s/ Lenore Vanden-Handel
     -------------------------------                    ------------------------
         John R. Kay                                        Lenore Vanden-Handel
         Vice President                                     Vice President

                                               TEMPLETON U.S. FUNDS

                                                    Appendix A

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                             Fund                                              Custody Agreement dated
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Templeton Growth Fund, Inc.                                     December 31, 1986, as amended July 5, 1996
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TEMPLETON FUNDS, INC.                                           February 11, 1986, as amended July 5, 1996
  Templeton World Fund and Templeton Foreign Fund
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Templeton Global Smaller Companies Fund, Inc                    May 15, 1996, as amended July 5, 1996
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TEMPLETON INCOME TRUST - Templeton Global Bond Fund             May 15, 1996, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Global Real Estate Fund                               May 15, 1996, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Capital Accumulator Fund, Inc.                        January 14, 1991, as amended July 5, 1996
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Templeton Developing Markets Trust                              October 16, 1991, as amended July 5, 1996
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Templeton American Trust, Inc.                                  February 26, 1991, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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TEMPLETON INSTITUTIONAL FUNDS, INC.                             February 21, 1997
         Templeton Foreign Equity Series                        Amended July 5, 1996
         Templeton Growth Series                                Amended July 5, 1996
         Templeton Emerging Markets Series                      Amended May 10, 1996
         Templeton Emerging Fixed Income Series                 Amended December 9, 1997
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Global Opportunities Trust                            January 18, 1990, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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TEMPLETON GLOBAL INVESTMENT TRUST                               May 7, 1995
  Templeton Growth and Income Fund                              Amended July 5, 1996
  Templeton Global Infrastructure Fund                          Amended July 5, 1996
  Templeton Americas Government Securities Fund                 NA
  Templeton Greater European Fund                               Amended July 5, 1996
  Templeton Latin America Fund                                  Amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Emerging Markets Fund, Inc.                           February 1, 1987, as amended May 10, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Global Income Fund, Inc.                              February 29, 1988, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Global Governments Income Trust                       October 22, 1988, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Emerging Markets Income Fund, Inc.                    September 17, 1993, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton China World Fund, Inc.                                September 7, 1993, as amended May 10, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Emerging Markets Appreciation Fund, Inc.              April 22, 1994, as amended May 10, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Dragon Fund, Inc.                                     August 30, 1994, as amended May 10, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Vietnam And Southeast Asia Fund, Inc.                 September 15, 1994, as amended May 10, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Russia Fund, Inc.                                     June 15, 1995
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TEMPLETON VARIABLE PRODUCTS SERIES FUND                         August 31, 1988, amended & restated February 23, 1996
                                                                NA
  Templeton Money Market Fund                                   Amended July 5, 1996
  Templeton Bond Fund                                           Amended July 5, 1996
  Templeton Stock Fund                                          Amended July 5, 1996
  Templeton Asset Allocation Fund                               Amended July 5, 1996
  Templeton International Fund                                  Amended May 10, 1996
  Templeton Developing Markets Fund
--------------------------------------------------------------- -------------------------------------------------------
--------------------------------------------------------------- -------------------------------------------------------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  Mutual Discovery Investments Fund
  Mutual Shares Investments Fund
  Franklin Growth Investments Fund
  Franklin Small Cap Investments Fund
--------------------------------------------------------------- -------------------------------------------------------
--------------------------------------------------------------- -------------------------------------------------------
Franklin/Templeton Japan Fund                                   June 24, 1994, as amended July 5, 1996
--------------------------------------------------------------- -------------------------------------------------------
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Templeton Variable Annuity Fund                                 January 27, 1988, as amended July 5, 1996
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